UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 7, 2007

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 6th Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported in the Current Report on Form 8-K dated September 7, 2007, AmTrust Financial Services, Inc. (the “Company”) completed the acquisition of Associated Industries Insurance Services, Inc. (“Associated”) and its wholly-owned subsidiary, Associated Industries Insurance Company, Inc. pursuant to the Stock Purchase Agreement (the “Agreement”), dated June 25, 2007, by and among the Company, Associated and the Sellers named therein. This Amendment No. 1 on Form 8-K/A amends and supplement the September 7, 2007 Form 8-K of the Company to include financial statements and pro forma financial information.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

The following financial statements required by Item 9.01(a) of form 8-K are attached hereto as Exhibit 99.1 and 99.2.

Exhibit 99.1
(i)	Interim Unaudited Condensed Consolidated Financial Statements
Condensed Consolidated Balance Sheets as of June 30, 2007 and December 31, 2006
Unaudited Condensed Consolidated Statements of Income and Comprehensive Net Income for the six months ended June 30, 2007 and June 30, 2006
Unaudited Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2007 and June 30, 2006.
Notes to the Unaudited Condensed Consolidated Financial Statements

Exhibit 99.2
(ii)	Annual Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheet as of December 31, 2006
Consolidated Statement of Income and Comprehensive Net Income for the year ended December 31, 2006
Consolidated Statement of Changes in Shareholders’ Equity for the year ended December 31, 2006
Consolidated Statement of Cash Flows for the year ended December 31, 2006
Notes to Consolidated Financial Statements

(b)	Pro Forma financial information

The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is attached as Exhibit 99.3.

Unaudited Pro Forma Financial Information
Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2007

Unaudited Condensed Consolidated Pro Forma Statement of Income for the six months ended June 30, 2007
Unaudited Condensed Consolidated Pro Forma Statement of Income for the year ended December 31, 2006
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

(c)	Not applicable
(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Johnson Lambert & Co. LLP
99.1
Condensed Consolidated Balance Sheets as of June 30, 2007 and December 31, 2006; Unaudited Condensed Consolidated Statements of Income and Comprehensive Net Income for the six months ended June 30, 2007 and June 30, 2006; Unaudited Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2007 and June 30, 2006; Notes to the Unaudited Condensed Consolidated Financial Statements

99.2
Report of Independent Registered Public Accounting Firm Consolidated Balance Sheet as of December 31, 2006; Consolidated Statement of Income and Comprehensive Net Income for the year ended December 31, 2006; Consolidated Statement of Changes in Shareholders’ Equity for the year ended December 31, 2006; Consolidated Statement of Cash Flows for the year ended December 31, 2006; Notes to Consolidated Financial Statements

99.3
Unaudited Condensed Consolidated Pro Forma Balance Sheet as of June 30, 2007; Unaudited Condensed Consolidated Pro Forma Statement of Income for the six months ended June 30, 2007; Unaudited Condensed Consolidated Pro Forma Statement of Income for the year ended December 31, 2006; Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)

Date: November 13, 2007

/s/ Ronald Pipoly
Ronald Pipoly
Chief Financial Officer